UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Old Mutual/Claymore Long-Short Fund TS&W / Claymore Tax-Advantaged Balanced Fund
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OLD MUTUAL/CLAYMORE LONG-SHORT FUND
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
2455 Corporate West Drive
Lisle, Illinois 60532

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on July 21, 2008

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares") of Old Mutual/Claymore Long-Short Fund ("OLA") and to the holders of Common Shares and the holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with Common Shares, "Shares") of TS&W / Claymore Tax-Advantaged Balanced Fund ("TYW") (OLA and TYW being sometimes referred to herein individually as a "Fund" or collectively as the "Funds") that the joint annual meeting of Shareholders of the Funds (the "Annual Meeting") will be held at the offices of the Funds, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, July 21, 2008, at 11:30 a.m. Central time. The Annual Meeting is being held for the following purposes:

1.  With respect to OLA, to elect three Trustees as Class III Trustees to serve until the Fund's 2011 annual meeting of Shareholders or until successors shall have been elected and qualified.

2.  With respect to TYW, to elect Trustees in the following manner:

(a)  to elect one Trustee as a Class III Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2010 annual meeting or until a successor shall have been elected and qualified;

(b)  to elect two Trustees as Class I Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2011 annual meeting of Shareholders or until successors shall have been elected and qualified.

3.  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

The Board has fixed the close of business on May 2, 2008 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

By order of the
Board of Trustees

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer

Lisle, Illinois

June 26, 2008

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

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OLD MUTUAL/CLAYMORE LONG-SHORT FUND
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 21, 2008

This document gives you information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (866) 882-0688.

This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares") of Old Mutual/Claymore Long-Short Fund ("OLA") and to the holders of Common Shares and the holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with Common Shares, "Shares"), of TS&W / Claymore Tax-Advantaged Balanced Fund ("TYW") (OLA and TYW being sometimes referred to herein individually as a "Fund" or collectively as the "Funds") in connection with the solicitation by the respective Boards of Trustees (the Boards of Trustees of OLA and TYW being sometimes referred to herein collectively as the "Board") of proxies to be voted at the joint annual meeting of Shareholders of the Funds to be held on Monday, July 21, 2008, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Funds, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 21, 2008, at 11:30 a.m. Central time. This Proxy Statement and the enclosed proxy card are first being sent to the Fund's Shareholders on or about June 30, 2008.

•  Why is a Shareholder meeting being held?

Each Fund's Common Shares are listed on the New York Stock Exchange (the "NYSE"), which requires each Fund to hold a meeting of Shareholders to elect Trustees each fiscal year.

•  What proposals will be voted on at the Annual Meeting?

Shareholders of the Funds are being asked to vote on the following proposals at the Annual Meeting:

1.  With respect to OLA, to elect three Trustees as Class III Trustees to serve until the Fund's 2011 annual meeting of Shareholders or until successors shall have been elected and qualified.

2.  With respect to TYW, to elect Trustees in the following manner:

(a)  to elect one Trustee as a Class III Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2010 annual meeting or until a successor shall have been elected and qualified;

(b)  to elect two Trustees as Class I Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2011 annual meeting of Shareholders or until successors shall have been elected and qualified.

•  Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of your Fund, no matter how many Shares you own.

•  Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Monday, July 21, 2008, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about June 30, 2008.

•  How does the Board recommend that Shareholders vote on the proposals?

The Board recommends that you vote "FOR" each proposal.

•  Who is eligible to vote?

Shareholders of record of the Funds at the close of business on May 2, 2008 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each Share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the relevant Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

•  How many Shares of each Fund were outstanding as of the record date?

At the close of business on May 2, 2008, OLA had 19,005,240 Common Shares outstanding and TYW had 15,407,000 Common Shares and 4,800 Preferred Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

Each Fund's Common Shares are listed on the NYSE, which requires each Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. Shareholders of OLA are being asked to elect three Trustees (L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr. are the nominees) as Class III Trustees to serve until the Fund's 2011 annual meeting of Shareholders or until their respective successors shall have been elected and qualified. Shareholders of TYW are being asked to elect (i) one Trustee as a Class III Trustee (Nicholas Dalmaso is the nominee) by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2010 annual meeting or until a successor shall have been elected and qualified, and (ii) two Trustees as Class I Trustees (Randall C. Barnes and Robert M. Hamje are the nominees) by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2011 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees of OLA

The Trustees of OLA are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board of OLA will be constituted as follows:

CLASS I TRUSTEES

-Mr. Matthew J. Appelstein and Mr. Randall C. Barnes are the Class I Trustees. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2009 annual meeting of Shareholders.

CLASS II TRUSTEES

-Mr. Steven D. Cosler, Mr. Nicholas Dalmaso and Mr. Robert M. Hamje are the Class II Trustees. It is currently anticipated that the Class II Trustees will next stand for election at the Fund's 2010 annual meeting of Shareholders.

CLASS III TRUSTEES

-Mr. L. Kent Moore, Mr. Ronald A. Nyberg and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. Mr. Moore, Mr. Nyberg and Mr. Toupin are standing for election at the Annual Meeting. It is currently anticipated that the Class III Trustees will next stand for election at the Fund's 2011 annual meeting of Shareholders.

Generally, the Trustees of only one class are elected at each annual meeting of Shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each Class III Trustee nominee of OLA will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of OLA will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class III Trustee nominees named above. Each Class III Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Composition of the Board of Trustees of TYW

The Trustees of TYW are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

CLASS I TRUSTEES

-Mr. Randall C. Barnes and Mr. Robert M. Hamje are the Class I Trustees. Mr. Barnes and Mr. Hamje are standing for election at the Annual Meeting. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2011 annual meeting of Shareholders.

CLASS II TRUSTEES

-Mr. Matthew J. Appelstein, Mr. L. Kent Moore* and Mr. Ronald A. Nyberg are the Class II Trustees. It is currently anticipated that the Class II Trustees will next stand for election at the Fund's 2009 annual meeting of Shareholders.

CLASS III TRUSTEES

-Mr. Steven D. Cosler, Mr. Nicholas Dalmaso* and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. Mr. Dalmaso is standing for election at the Annual Meeting. It is currently anticipated that the Class III Trustees will next stand for election at the Fund's 2010 annual meeting of Shareholders.

*  Designated as Trustee representing holders of Preferred Shares of TYW.

Generally, the Trustees of only one class are elected at each annual meeting of Shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. At the Annual Meeting, however, Shareholders of TYW will elect Trustees of two different classes. This is because the Board has decided to reclassify TYW's two interested Trustees, Mr. Appelstein and Mr. Dalmaso. Mr. Appelstein has been reclassified as a Class II Trustee of TYW and Mr. Dalmaso has been reclassified as a Class III Trustee of TYW. Accordingly, Mr. Appelstein and Mr. Dalmaso will each next stand for election for TYW at the same annual meeting of Shareholders at which he will stand for election for OLA. As the Board and the Shareholders of TYW and OLA have held joint meetings and may continue to do so, the Nominating and Governance Committee of the Board believes that such reclassification may enhance the efficiency of the process of nominating and electing Trustees of TYW and OLA.

Each Class I Trustee nominee of TYW will hold office for three years or until his successor shall have been elected and qualified. If elected, Mr. Dalmaso will hold office for two years or until his successor shall have been elected and qualified; thus, Mr. Dalmaso will next stand for election at the same annual meeting of Shareholders at which the other Class III Trustees of TYW stand for election. Mr. Appelstein will hold office for one year or until his successor shall have been elected and qualified; thus, Mr. Appelstein will next stand for election at the same annual meeting of Shareholders at which the other Class II Trustees of TYW stand for election. The other Trustees of TYW will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustee nominees and the Class III Trustee nominee named above. Each such nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees

Certain information concerning the Trustees and officers of each Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Funds, the Funds' investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser"), or the Funds' respective sub-advisers, Analytic Investors LLC ("Analytic"), SMC Fixed Income Management, LP ("SMC") and Thompson, Siegel & Walmsley LLC ("TS&W" and together with Analytic and SMC, the "Sub-Advisers") and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees").

The Funds are part of a fund complex (referred to herein as the "Fund Complex") that consists of U.S. registered investment companies advised or serviced by the Adviser or its affiliates. The Fund Complex is comprised of sixteen closed-end funds, including the Funds, and thirty-one exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES:

Randall C. Barnes(4) Year of birth: 1951	Trustee	Trustee of OLA and TYW since 2005	Formerly, Senior Vice President, Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	42	None.

Steven D. Cosler Year of birth: 1955	Trustee	Trustee of OLA and TYW since 2005	Operating Partner, Water Street Healthcare Partners (2006-present). Formerly, President, Chief Executive Officer and Director of Priority Healthcare Corporation (2002-2005). Formerly, President and Chief Operating Officer of Priority Healthcare Corporation (2001-2002).	2	Director, Cydex, Inc., CCS Medical, Access Mediquip, and SXC Health Solutions.

Robert M. Hamje(4) Year of birth: 1942	Trustee	Trustee of OLA since 2005; Trustee of TYW since 2004	Formerly, advisor to the Cleveland Foundation Investment Committee. Formerly, President and Chief Investment Officer of TRW Investment Management Company (1990-2003).	2	Trustee, funds in the Old Mutual Advisor fund complex.

L. Kent Moore(3) Year of birth: 1955	Trustee	Trustee of OLA since 2005; Trustee of TYW since 2004	Principal of Foothills Energy Ventures, LLC (2006-present). Previously, Managing Director High Sierra Energy L.P., (2004-2005). Formerly, Portfolio Manager and Vice President of Janus Capital Corp. (2000-2002) and Senior Analyst / Portfolio Manager of Marsico Capital Management (1997-1999).	2	Trustee, Old Mutual Advisor Funds.

Ronald A. Nyberg(3) Year of birth: 1953	Trustee	Trustee of OLA since 2005; Trustee of TYW since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	45	None.

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Ronald E. Toupin, Jr.(3) Year of birth: 1958	Trustee	Trustee of OLA since 2005; Trustee of TYW since 2004	Formerly Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Company, Inc. (asset manager) (1982-1999).	42	None.

INTERESTED TRUSTEES:

Matthew J. Appelstein† Year of birth: 1961	Trustee	Trustee of OLA and TYW since 2005	Senior Vice President, Product Strategy and Retirement Solution Planning, Old Mutual Asset Management (2006-present); Director of Investment Services, Old Mutual Asset Management (2003-2006). Formerly, Senior Vice President of Consulting Relationship and Director of Investment Services, Fidelity Management Trust Company (1998-2003).	2	Trustee, Old Mutual Advisor Funds.

Nicholas Dalmaso†(4) Year of birth: 1965	Trustee	Trustee of OLA since 2005; Trustee of TYW since 2004	Formerly, Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-2008); Director and Secretary of Claymore Investments, Inc. (2004-2008); Chief Legal and Executive Officer of certain funds in the Fund Complex. Formerly, Assistant General Counsel, John Nuveen and Company Inc. (1999-2001). Formerly, Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	45	None.

  †  "Interested person" of the Funds as defined in the 1940 Act. Mr. Appelstein is an interested person of the Funds because he is an officer of Old Mutual Asset Management, the parent company of Analytic and TS&W. Mr. Dalmaso is an interested person of the Funds as a result of his former position as an officer of the Investment Adviser and certain of its affiliates and his equity ownership of the Investment Adviser and certain of its affiliates.

  (1)  The business address of each Trustee of the Funds is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

  (2)  Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves. In connection with a reclassification, vacancy or otherwise, a Trustee may serve a shorter term so that he will next stand for election at the same annual meeting of Shareholders at which the other Trustees in the class for which he serves next stand for election.

  (3)  Nominee for election as a Trustee of OLA at the Annual Meeting.

  (4)  Nominee for election as a Trustee of TYW at the Annual Meeting.

Executive Officers

The following information relates to the executive officers of the Funds who are not Trustees. The Funds' officers receive no compensation from the Funds but may also be officers or employees of the Adviser, the Sub-Advisers or affiliates of the Adviser or the Sub-Advisers and may receive compensation in such capacities.

OFFICERS: Name, Address(1) and Age	Title	Term of Office and Length of Time Served(2)	Principal Occupation During the Past Five Years
J. Thomas Futrell Year of birth: 1955	Chief Executive Officer	OLA and TYW since 2008	Senior Managing Director, Chief Investment Officer (2008-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Executive Officer of certain funds in the Fund Complex. Formerly, Managing Director in charge of Research (2000-2007) for Nuveen Asset Management.

Kevin M. Robinson Year of birth: 1959	Chief Legal Officer	OLA and TYW since 2008	Senior Managing Director, General Counsel and Corporate Secretary (2007-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Legal Officer of certain funds in the Fund Complex. Formerly, Associate General Counsel (2000-2007) of NYSE Euronext, Inc. Formerly, Archipelago Holdings, Inc. Senior Managing Director and Associate General Counsel (1997-2000) of ABN Amro Inc. Formerly, Senior Counsel in the Enforcement Division (1989-1997) of the U.S. Securities and Exchange Commission.

Steven M. Hill Year of birth: 1964	Chief Financial Officer, Chief Accounting Officer and Treasurer	OLA since 2005 and TYW since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005- present). Formerly, Chief Financial Officer (2005-2006) Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Matthew J. Patterson Year of Birth: 1971	Secretary	OLA and TYW since 2006	Vice President, Assistant General Counsel of Claymore Group, Inc. (2006-present). Secretary of certain funds in the Fund Complex. Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006). Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006). Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Bruce Saxon Year of birth: 1957	Chief Compliance Officer	OLA and TYW since 2006	Vice President - Fund Compliance Officer of Claymore Securities, Inc. (Feb. 2006-present). Chief Compliance Officer of certain funds in the Fund Complex. Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Vincent R. Giordano Year of Birth: 1948	Vice President	TYW since 2004	Senior Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Senior Managing Director of Claymore Advisors, LLC (2004-2006); Senior Vice President and Portfolio Manager of Merrill Lynch Asset Management, Inc. (1985-2001).

George Gregorio Year of Birth: 1949	Vice President	TYW since 2004	Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Managing Director of Claymore Advisors, LLC (2004-2006); Sell Side Analyst for JB Hanauer & Co.

Roberto W. Roffo Year of Birth: 1966	Vice President	TYW since 2004	Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Managing Director of Claymore Advisors, LLC (2004-2006); Director and Vice President of Merrill Lynch Investment Managers.

James Howley Year of birth: 1972	Assistant Treasurer	OLA since 2006 and TYW since 2007	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Assistant Treasurer of certain funds in the Fund Complex. Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

(table continued from previous page)

Name, Address(1) and Age	Title	Term of Office and Length of Time Served(2)	Principal Occupation During the Past Five Years
Donald P. Swade Year of birth: 1972	Assistant Treasurer	OLA and TYW since 2008	Vice President, Fund Administration (2006-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Manager-Mutual Fund Financial Administration (2003-2006) for Morgan Stanley/Van Kampen Investments.

Mark J. Furjanic Year of birth: 1959	Assistant Treasurer	OLA and TYW since 2008	Vice President, Fund Administration-Tax (2005-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Senior Manager (1999-2005) for Ernst & Young LLP.

Mark E. Mathiasen Year of birth: 1978	Assistant Secretary	OLA and TYW since 2008	Assistant Vice President; Assistant General Counsel of Claymore Securities, Inc. (Jan. 2007-present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).

Melissa Nguyen Year of birth: 1978	Assistant Secretary	OLA and TYW since 2006	Vice President, Assistant General Counsel of Claymore Group, Inc. (2005-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

  (1)  The business address of each officer of the Funds is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

  (2)  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Committees

The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee. Each Fund's Board has an Audit Committee, which is charged with selecting an independent registered public accounting firm for each Fund and reviewing accounting matters with such Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

The Audit Committee presents the following report on behalf of each Fund:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Indendence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

The members of each Fund's Audit Committee are Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on October 13, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Funds' Audit Committee Charter was attached as Appendix A to the Funds' 2007 proxy statement.

Nominating and Governance Committee. Each Fund's Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Funds' Nominating and Governance Committee Charter was attached as Appendix B to the Funds' 2007 proxy statement.

The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Funds' advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund's Trustees, officers, investment advisers and Shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating and Governance Committee will consider Trustee candidates recommended by such Fund's Shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by Shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates" that are set forth as Appendix B to the Nominating and Governance Committee Charter, which was attached as Appendix B to the Funds' 2007 proxy statement. Shareholder recommendations must be sent to the relevant Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

Shareholder Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the relevant Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

Trustee Beneficial Ownership of Securities

As of June 15, 2008, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Name of Trustee	Dollar Range of Equity Securities in OLA	Dollar Range of Equity Securities in TYW	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex
Independent Trustees:
Randall C. Barnes	over $100,000	$10,001-$50,000	over $100,000
Steven D. Cosler	0	$10,001-$50,000	$10,001-$50,000
Robert M. Hamje	0	$10,001-$50,000	$10,001-$50,000
L. Kent Moore	0	over $100,000	over $100,000
Ronald A. Nyberg	$1-$10,000	$50,001-$100,000	over $100,000
Ronald E. Toupin, Jr.	0	0	0
Interested Trustees:
Matthew Appelstein	0	0	0
Nicholas Dalmaso	0	0	0

As of June 15, 2008, each Trustee and the Trustees and officers of OLA as a group owned less than 1% of the outstanding Shares of OLA. As of June 15, 2008, each Trustee and the Trustees and officers of TYW as a group owned less than 1% of the outstanding Shares of TYW.

Board Meetings

During the Funds' fiscal year ended December 31, 2007, the Board held four meetings, the Audit Committee held two meetings and the Nominating and Governance Committee held three meetings.

Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Funds' fiscal year ended December 31, 2007. It is each Fund's policy to encourage Trustees to attend annual Shareholders' meetings.

Trustee Compensation

Each Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the relevant Fund's Sub-Advisers or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table provides information regarding the compensation of the Funds' Trustees for the Funds' fiscal year ended December 31, 2007. The Funds does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

Name of Trustee(1)	Compensation From the OLA	Compensation From TYW	Total Compensation From the Fund Complex
Randall C. Barnes	$21,000	$21,000	$262,250
Steven D. Cosler	$20,750	$20,750	$41,500
Robert M. Hamje	$21,000	$21,000	$42,000
L. Kent Moore	$20,000	$20,000	$40,000
Ronald A. Nyberg	$22,500	$22,500	$350,375
Ronald E. Toupin, Jr.	$22,500	$22,500	$300,500

(1)  Trustees not eligible for compensation are not included in the above table.

Shareholder Approval

With respect to proposal (1), the affirmative vote of a plurality of the Shares voted is necessary to elect a Trustee of OLA. The holders of the Shares of OLA will have equal voting rights (i.e. one vote per Share).

With respect to Proposal (2)(a), the affirmative vote of a majority of the Preferred Shares of TYW present at the Annual Meeting at which a quorum is present is necessary to approve the proposal. The holders of Preferred Shares of TYW will have equal voting rights (i.e. one vote per Share) and will vote as a separate class with respect to Proposal 2(a).

With respect to proposal (2)(b), the affirmative vote of a majority of the Shares of TYW present at the Annual Meeting at which a quorum is present is necessary to approve the proposal. The holders of Common Shares and the holders of Preferred Shares of TYW will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to Proposal (2)(b).

Board Recommendation

The Board of each Fund, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the nominees for the Board of Trustees listed in the Proxy Statement.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

Information regarding how to vote via telephone or internet is included on the enclosed proxy card.

With respect to proposal (1), thirty percent (30%) of the Shares of OLA entitled to vote on the proposal must be present in person or by proxy to have a quorum for OLA to conduct business at the Meeting. Abstentions and "broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Annual Meeting for quorum purposes. Abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal (1).

With respect to proposal (2)(a) and (2)(b), the Agreement and Declaration of Trust of TYW requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. Votes withheld and abstentions will be counted as present for quorum purposes. "Broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as Shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against proposal 2(a) and 2(b) and broker non-votes will have no effect on the outcome of the vote on proposal 2(a) and 2(b).

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the relevant Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on May 2, 2008 as the record date for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund on that date will be entitled to one vote on each matter to be voted on by such Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

Adviser and Sub-Advisers

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as each Fund's investment adviser. As of April 30, 2008, Claymore entities have provided supervision, management, servicing or distribution on approximately $18.4 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

SMC Fixed Income Management, LP acts as TYW's investment sub-adviser and is responsible for the day-to-day management of TYW's portfolio of municipal securities. SMC is an affiliate of Spring Mountain Capital, LP, with its principal offices at 5 Vaughn Drive, Princeton, New Jersey 08540. Spring Mountain is an investment management firm founded in July 2001 specializing in alternative investments and advisory services for both broad asset allocation and/or focused portfolios. As of May 31, 2008, Spring Mountain managed approximately $3.0 billion in total assets.

Thompson, Siegel & Walmsley LLC acts as TYW's investment sub-adviser and is responsible for the day-to-day management of TYW's portfolio of equity and income securities. As of May 31, 2008, TS&W managed approximately $7.8 billion in total assets. TS&W is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230.

Analytic Investors LLC acts as OLA's investment sub-adviser and is responsible for the day-to-day management of OLA's portfolio. As of May 31, 2008, Analytic managed approximately $12.0 billion in total assets. Analytic is located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013.

Analytic and TS&W are subsidiaries of Old Mutual (US) Holdings Inc., a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2007, Old Mutual plc and its affiliates had approximately $559 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.

Administrator

Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as each Fund's administrator.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm for each Fund by the Audit Committee of each Fund and approved by a majority of each Fund's Board, including a majority of the Independent Trustees, to audit the accounts of each Fund for and during each Fund's current fiscal year. Each Fund does not know of any direct or indirect financial interest of E&Y in such Fund.

Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees

The aggregate fees billed to the Funds by E&Y for professional services rendered for the audit of the Funds' annual financial statements for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
OLA	$40,000	$38,000
TYW	$39,000	$37,000

Audit-Related Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for assurance and related services reasonably related to the performance of the audit of the Funds' annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Funds' registration statements, comfort letters and consents) for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
OLA	$0	$0
TYW	$6,000	$5,500

E&Y did not perform any other assurance and related services that were required to be approved by the Funds' Audit Committee for such periods.

Tax Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Funds' excise tax calculations and review of the Funds' tax returns) for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
OLA	$6,000	$6,000
TYW	$7,000	$6,000

E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

All Other Fees

The aggregate fees billed by E&Y for products and services, other than those services described above, for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
OLA	$0	$0
TYW	$0	$0

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by E&Y for services rendered to each Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to such Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of such Fund for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
OLA	$6,000	$6,000
TYW	$13,000	$11,500

Audit Committee's Pre-Approval Policies and Procedures

As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. The Audit Committee Charter was attached as Appendix A to the Funds' 2007 proxy statement. The Audit Committee of each Fund has pre-approved all audit and non-audit services provided by E&Y to such Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to such Fund that are related to the operations of such Fund.

None of the services described above for each Fund's fiscal years ended December 31, 2007 and December 31, 2006 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of May 2, 2008, to the knowledge of OLA, no person beneficially owned more than 5% of the voting securities of any class of securities of OLA. As of May 2, 2008, to the knowledge of TYW, no person beneficially owned more than 5% of the voting securities of any class of securities of TYW.

Financial Statements and Other Information

Each Fund will furnish, without charge, a copy of such Fund's most recent Annual Report and
Semi-Annual Report to any Shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (866) 882-0688.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the 1940 Act require each Fund's officers and Trustees, certain officers of each Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon each Fund's review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for such Fund's fiscal year ended December 31, 2007, all filings applicable to such persons were completed and filed in a timely manner, except as follows: with respect to TYW, one Form 4 submission, disclosing a change in share ownership by Roberto Roffo relating to a transaction in Common Shares, was inadvertently filed late; and with respect to TYW, one Form 4 submission, disclosing a change in share ownership by Vincent Giordano relating to a transaction in Common Shares, was inadvertently filed late.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

Generally, the Funds does not receive any non-public personal information relating to their Shareholders, although certain non-public personal information of its Shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their Shareholders or former Shareholders to anyone, except as permitted by law or as is necessary in order to service Shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the Shareholders to employees of the Adviser with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Funds' proxy statement in connection with the Funds' 2009 joint annual meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the relevant Fund at such Fund's principal executive offices by March 2, 2009. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the relevant Fund at such Fund's principal executive offices not later than May 16, 2009.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Funds. These costs will be allocated between the Funds based upon each Fund's relative net assets. Certain officers of the Funds and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.

Other Matters

The management of each Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer

June 26, 2008

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Solicited by the Board of Trustees
OLD MUTUAL/CLAYMORE LONG-SHORT FUND
Annual Meeting of Shareholders
July 21, 2008

The annual meeting of shareholders of Old Mutual/Claymore Long-Short Fund (the “Fund”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, July 21, 2008, at 11:30 A.M. Central Time (the “Annual Meeting”). The undersigned hereby appoints Mark E. Mathiasen and Matthew J. Patterson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please mark, date, sign & return the proxy
promptly in the enclosed envelope.

Date: _____________, 2008

Signature(s)	(Sign in the Box)

For joint registrations, both parties should sign.

COMC-JH

Please fill in a box as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

		FOR all	WITHHOLD
		nominees	AUTHORITY
		except as	to vote
1.	Election of Class III Trustees:	marked to the	for all
		contrary at	nominees.
	(01) L. Kent Moore, (02) Ronald A. Nyberg, (03) Ronald E. Toupin, Jr.	left.

		0	0
Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

COMC-JH

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Solicited by the Board of Trustees

TS&W / Claymore Tax-Advantaged Balanced Fund

Annual Meeting of Shareholders

July 21, 2008

COMMON

The annual meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, July 21, 2008, at 11:30 A.M. Central time (the “Annual Meeting”). The undersigned hereby appoints Mark E. Mathiasen and Matthew J. Patterson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL.  THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please mark, date, sign & return the proxy
promptly in the enclosed envelope.

Date: _____________, 2008

Signature(s)	(Sign in the Box)

For joint registrations, both parties should sign.

CTSW-JH-CMN

Please fill in a box as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

		FOR all	WITHHOLD
		nominees	AUTHORITY
		except as	to vote
1.	Election of Trustees:	marked to the	for all
		contrary at	nominees.
	Class I Nominees:	left.

	(01) Randall C. Barnes,(02) Robert M. Hamje	0	0

Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line below.

2.	To Transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

CTSW-JH-CMN

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Solicited by the Board of Trustees

TS&W / Claymore Tax-Advantaged Balanced Fund

Annual Meeting of Shareholders

July 21, 2008

PREFERRED

The annual meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the “Fund”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on  Monday, July 21, 2008, at 11:30 A.M. Central time (the “Annual Meeting”).  The undersigned hereby appoints Mark E. Mathiasen and Matthew J. Patterson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL.  THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please mark, date, sign & return the proxy
promptly in the enclosed envelope.

Date: _____________, 2008

Signature(s)	(Sign in the Box)

For joint registrations, both parties should sign.

CTSW-JH-APS

Please fill in a box as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

		FOR all	WITHHOLD
		nominees	AUTHORITY
		except as	to vote
1.	Election of Trustees:	marked to the	for all
		contrary at	nominees.
	Class I Nominees:	left.

	(01) Randall C. Barnes, (02) Robert M. Hamje	0	0

Class III Nominee:

	(01) Nicholas Dalmaso	0	0

Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line below.

2.	To Transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

CTSW-JH-APS